UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Income Fund

December 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 25, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the annual reporting period ended December 31, 2009. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ACG”.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its assets in securities issued or guaranteed by the US Government, its agencies or instrumentalities, and repurchase agreements pertaining to US Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the US and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 3-4 and “Note F—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 48-50.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Barclays Capital US

Aggregate Bond Index, for the six- and 12-month periods ended December 31, 2009.

The Fund significantly outperformed its benchmark for both the six- and 12-month periods as investors gained confidence that a sustainable economic recovery was under way. The Fund’s sector allocations for both periods capitalized on record wide yield spreads benefiting performance. Specifically, non-benchmark exposure to high-yield corporates, bank loan debt and emerging market debt as well as an overweight in commercial mortgage-backed securities (CMBS) contributed positively.

The Fund’s currency positioning also contributed positively as foreign currencies gained on the US dollar. The Fund’s use of leverage contributed significantly to relative performance as repurchase agreement (repo) rates were favorable and the Fund was able to reinvest the proceeds into higher yielding securities in a period of strong relative performance.

Market Review and Investment Strategy

Challenges from late 2008 continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the

ALLIANCEBERNSTEIN INCOME FUND •	1

third and fourth quarters as further evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

Many fixed-income sectors staged historic recoveries following the extreme risk aversion that seized the markets following the bankruptcy of Lehman Brothers in September 2008. The high-yield market rebounded by 58.21% for the annual period, as spreads tightened in excess of a thousand basis points from their peak to end the period at 617 basis points over duration-neutral Treasuries. Investment-grade corporates, which returned 18.68%, and CMBS, which returned 28.45%, also staged rallies as investor risk aversion abated on signs that a sustainable global economic recovery was under way. Corporate earnings appeared to have reached bottom after a two-year plunge, and positive earnings surprises increased. Spreads on CMBS also tightened in excess of a thousand basis points.

Bank loan debt and emerging market debt posted strong returns of 53.84% and 34.23%, respectively. Developed government securities, which outperformed in the downturn following Lehman Brothers’ collapse, lagged as credit sectors rallied. For the annual period, global developed governments posted a gain of only 1.03%, hedged in US dollars. The events of 2009 were historic, as non-government bonds completed one of the fastest recoveries on record following the largest downturn on record at the end of 2008. All data is according to Barclays Capital.

The Fund’s management team (the “Team”) continued to favor corporate holdings (investment-grade and high yield) and CMBS with allocations to high-yield bank loans and emerging market debt. After a large rally that has seen credit spreads tighten significantly, the credit markets are no longer the unparalleled opportunity they once were. However, spreads remain wider than at almost any period in recent history, and look attractive relative to fundamental risk, which, in the Team’s view, is diminishing as liquidity has returned to the markets. The Team believes that investors may be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

2	• ALLIANCEBERNSTEIN INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com. For additional shareholder information regarding this Fund, please see page 68.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through other investment techniques, such as Term Asset-Backed Securities Facility (“TALF”) loans, reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

In addition, the Fund may participate in the TALF. Under the TALF program the Fund may obtain a non-recourse loan from the Federal Reserve Bank of New York by posting certain asset-backed securities and commercial mortgage-backed securities as collateral.

There is the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which the Fund remains entitled.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the Net Asset Value (NAV) of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures swaps and options. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below-investment grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Income Fund (NAV)	10.31%	19.97%

Barclays Capital US Aggregate Bond Index	3.95%	5.93%

The Fund’s Market Price per share on December 31, 2009 was $8.25. The Fund’s Net Asset Value Price per share on December 31, 2009 was $8.37. For additional Financial Highlights, please see page 53.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during highly favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 3-4.

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

December 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,033.4

*	All data are as of December 31, 2009. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” security type weightings represent 0.1% or less in the following security types: CMOs, Preferred Stocks, Common Stock, Local Governments-Regional Bonds and Warrants. “Other” country weightings represent 0.2% or less in the following countries: Australia, Belgium, Bermuda, Canada, Croatia, France, Germany, Greece, Lithuania, Luxembourg, Netherlands, Poland, South Africa, Sweden and Switzerland.

6	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

December 31, 2009

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 86.7%
Brazil – 2.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	16,419	$8,680,364
Republic of Brazil 10.25%, 1/10/28		5,523	3,186,194
12.50%, 1/05/16-1/05/22		49,843	32,040,958

			43,907,516

United States – 84.5%
U.S. Treasury Bonds 5.375%, 2/15/31	US$	1,961	2,166,905
6.625%, 2/15/27		73,570	91,882,014
8.00%, 11/15/21		9,117	12,414,520
8.125%, 8/15/19(a)		164,000	220,733,832
11.25%, 2/15/15(a)		145,347	205,052,786
U.S. Treasury Notes 1.375%, 9/15/12-10/15/12(a)		257,900	256,623,501
1.75%, 8/15/12(a)		200,000	201,296,800
2.375%, 8/31/14(a)		172,000	170,736,832
2.625%, 2/29/16		74,200	72,182,650
3.50%, 5/31/13(a)		38,000	40,045,464
3.875%, 2/15/13		134,413	143,149,738
4.125%, 5/15/15		795	847,669
4.375%, 8/15/12		700	753,101
4.50%, 2/15/16		598	645,046
5.125%, 5/15/16		3,000	3,345,936
U.S. Treasury STRIPS (Principal Only) Zero Coupon, 5/15/17(a)(b)		259,750	199,773,985
Zero Coupon, 11/15/21		164,379	96,792,143

			1,718,442,922

Total Governments - Treasuries (cost $1,700,216,837)			1,762,350,438

MORTGAGE PASS-THRU’S – 12.8%
Agency ARMS – 6.6%
Federal Home Loan Mortgage Corp. Series 2007 5.628%, 1/01/37(c)		26,992	28,219,634
5.798%, 2/01/37(c)		17,716	18,574,716
5.801%, 3/01/37(c)		17,380	18,228,908
5.967%, 2/01/37(c)		20,265	21,229,271
6.118%, 3/01/37(c)		10,576	11,120,156
Federal National Mortgage Association Series 2006 5.809%, 11/01/36(c)		14,429	15,133,582

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007 5.89%, 3/01/37(c)	US$	20,994	$22,095,448

			134,601,715

Agency Fixed Rate 30-Year – 6.2%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36		44,611	47,426,852
Series 2007 7.00%, 2/01/37		13,164	14,361,869
Federal National Mortgage Association Series 1998 8.00%, 6/01/28		62	71,350
Series 1999 7.50%, 11/01/29		82	92,690
Series 2006 6.50%, 8/01/36-11/01/36		25,434	27,294,386
Series 2007 6.50%, 8/01/37		34,891	37,404,497
Government National Mortgage Association Series 1999 6.50%, 2/15/29		71	76,596

			126,728,240

Total Mortgage Pass-Thru’s (cost $250,055,102)			261,329,955

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.1%
Non-Agency Fixed Rate CMBS – 11.1%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		3,919	3,306,187
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		4,830	4,122,256
Series 2007-C9, Class A4 5.816%, 12/10/49		5,030	4,561,565
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38		15,915	13,676,770
Series 2006-C4, Class A3 5.467%, 9/15/39		11,700	10,021,316
Series 2006-C4, Class AM 5.509%, 9/15/39		13,000	10,005,648
Series 2006-C5, Class A3 5.311%, 12/15/39		13,000	10,844,800

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-C3, Class A2 5.723%, 6/15/39+	US$	16,500	$16,901,556
CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A5 5.113%, 7/15/36		2,662	2,635,133
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A3 4.569%, 8/10/42+		20,000	19,586,342
Series 2005-GG5, Class A2 5.117%, 4/10/37+		22,415	22,502,394
Series 2007-GG9, Class A2 5.381%, 3/10/39		3,088	3,128,293
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38+		19,400	19,659,275
Series 2006-GG8, Class A2 5.479%, 11/10/39+		25,740	25,993,549
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		15,890	15,291,603
Series 2006-CB15, Class AM 5.855%, 6/12/43		1,651	1,312,808
Series 2006-LDP8, Class A2 5.289%, 5/15/45+		18,000	18,308,340
Series 2007-C1, Class A4 5.716%, 2/15/51		5,224	4,146,139
Series 2007-CB18, Class A4 5.44%, 6/12/47		155	135,031
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,000	5,259,658
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		10,000	7,209,370
Series 2007-9, Class A4 5.70%, 9/12/49		5,220	4,429,697
Morgan Stanley Capital I Series 2007-IQ15, Class A4 5.88%, 6/11/49		2,306	2,055,495
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		100	90,574

			225,183,799

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.0%
Eclipse PLC Series 2007-1X, Class B 0.844%, 1/25/20(c)(d)	GBP	59	$14,235

Total Commercial Mortgage-Backed Securities (cost $232,941,925)			225,198,034

CORPORATES - INVESTMENT GRADES – 10.6%
Financial Institutions – 4.2%
Banking – 3.1%
Barclays Bank PLC 4.75%, 3/15/20(e)	EUR	10,000	8,278,751
8.55%, 6/15/11(d)(e)	US$	638	586,960
Citigroup, Inc. 8.50%, 5/22/19		9,100	10,508,252
JPMorgan Chase & Co. 7.00%, 6/28/17(d)	RUB	46,000	1,221,720
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37	US$	5,100	5,067,166
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		506	518,918
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		13,500	13,232,322
6.05%, 5/16/16		2,678	2,702,097
Morgan Stanley 4.20%, 11/20/14		4,100	4,102,862
10.09%, 5/03/17(d)	BRL	11,615	6,171,094
Rabobank Nederland 11.00%, 6/30/19(d)(e)	US$	345	420,643
UBS Preferred Funding Trust I 8.622%, 10/01/10(e)		3,760	3,498,567
VTB Capital SA 6.609%, 10/31/12(d)		700	713,160
6.875%, 5/29/18(d)		2,716	2,702,420
Wachovia Bank NA 4.875%, 2/01/15		3,841	3,922,752

			63,647,684

Finance – 0.7%
General Electric Capital Corp. 6.44%, 11/15/22	GBP	174	291,722
SLM Corp. 5.05%, 11/14/14	US$	3,610	3,256,144
Series A 5.375%, 5/15/14		11,385	10,501,182

			14,049,048

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 0.4%
American International Group, Inc. 4.25%, 5/15/13(f)	US$	4,480	$4,138,208
AMP UK Finance Services PLC 6.375%, 11/17/10	GBP	110	178,081
Guardian Life Insurance 7.375%, 9/30/39(d)	US$	2,455	2,510,893
Prudential Financial, Inc. Series D 7.375%, 6/15/19		575	644,671

			7,471,853

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(d)		344	360,094
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	7,501	243,733

			603,827

			85,772,412

Industrial – 4.2%
Basic – 1.7%
Eastman Chemical 5.50%, 11/15/19	US$	1,052	1,048,716
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		7,500	8,212,500
GTL Trade Finance, Inc. 7.25%, 10/20/17(d)		2,536	2,656,460
Southern Copper Corp. 7.50%, 7/27/35		5,107	5,060,210
Union Carbide Corp. 7.75%, 10/01/96		1,785	1,369,198
Usiminas Commercial Ltd. 7.25%, 1/18/18(d)		4,263	4,518,780
Vale Overseas Ltd. 6.875%, 11/21/36		10,673	10,664,045

			33,529,909

Capital Goods – 0.3%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(d)		644	670,334
Legrand France SA 8.50%, 2/15/25		10	10,450
Republic Services, Inc. 5.25%, 11/15/21(d)		6,098	5,995,718

			6,676,502

Communications - Media – 0.3%
CBS Corp. 8.20%, 5/15/14		3,700	4,206,227

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14(d)	US$	1,485	$1,513,714

			5,719,941

Communications - Telecommunications – 0.2%
Centennial Communications Corp. 10.00%, 1/01/13		1,700	1,785,000
Embarq Corp. 7.082%, 6/01/16		1,277	1,410,546
Qwest Corp. 7.625%, 6/15/15		700	724,500

			3,920,046

Consumer Cyclical - Automotive – 0.3%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(d)		2,155	2,187,903
Volvo Treasury AB 5.95%, 4/01/15(d)		4,437	4,578,602

			6,766,505

Consumer Non-Cyclical – 0.1%
Delhaize Group SA 5.875%, 2/01/14		1,205	1,294,185
Whirlpool Corp. 8.60%, 5/01/14		520	588,776

			1,882,961

Energy – 0.4%
TNK-BP Finance SA 7.50%, 7/18/16(d)		5,353	5,500,208
Valero Energy Corp. 9.375%, 3/15/19		2,410	2,866,449

			8,366,657

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(d)		2,803	2,876,579
8.50%, 5/30/13(d)		3,093	3,456,427

			6,333,006

Technology – 0.1%
Xerox Corp 4.25%, 2/15/15		2,225	2,209,489

Transportation - Airlines – 0.5%
Qantas Airways Ltd. 6.05%, 4/15/16(d)		5,000	5,043,940
Southwest Airlines Co. 5.25%, 10/01/14		2,720	2,755,006
5.75%, 12/15/16		1,780	1,759,208

			9,558,154

			84,963,170

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 2.2%
Agencies - Not Government Guaranteed – 2.2%
Gaz Capital SA 6.212%, 11/22/16(d)	US$	5,050	$4,835,375
6.51%, 3/07/22(d)		13,563	12,444,053
9.25%, 4/23/19(d)		7,115	7,933,225
Petrobras International Finance 5.75%, 1/20/20		3,150	3,204,454
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(d)		7,606	7,682,060
7.70%, 8/07/13(d)		7,416	8,009,725

			44,108,892

Utility – 0.0%
Electric – 0.0%
Union Electric Co. 6.70%, 2/01/19		485	535,465

Total Corporates - Investment Grades (cost $198,807,022)			215,379,939

CORPORATES - NON-INVESTMENT GRADES – 5.3%
Industrial – 3.9%
Basic – 1.1%
Evraz Group SA 8.875%, 4/24/13(d)		3,697	3,697,000
Georgia Gulf Corp. 10.75%, 10/15/16		250	231,250
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(d)		230	231,437
9.75%, 7/29/13(d)		9,646	9,779,115
United States Steel Corp. 6.05%, 6/01/17		965	921,254
Vedanta Resources PLC 8.75%, 1/15/14(d)		7,226	7,316,325

			22,176,381

Capital Goods – 0.6%
AMH Holdings, Inc. 11.25%, 3/01/14(f)		13,045	12,588,425
Berry Plastics Holding Corp. 10.25%, 3/01/16		150	132,000

			12,720,425

Communications - Media – 0.4%
Clear Channel Communications, Inc. 5.75%, 1/15/13		220	174,350

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gallery Capital SA 10.125%, 5/15/13(g)(h)	US$	3,315	$994,500
Intelsat Bermuda Ltd. 11.25%, 6/15/16		3,300	3,572,250
Paxson Communications Corp. 8.381%, 1/15/13(c)(d)(h)(i)		7,081	115,061
Rainbow National Services LLC 10.375%, 9/01/14(d)		1,750	1,846,250
RH Donnelley Corp. Series A-1 6.875%, 1/15/13(h)		3	281
Series A-2 6.875%, 1/15/13(h)		6	562
Sirius Satellite Radio, Inc. 9.625%, 8/01/13		1,650	1,641,750

			8,345,004

Communications - Telecommunications – 0.4%
Cricket Communications, Inc. 7.75%, 5/15/16		670	668,325
Terrestar Networks, Inc. 15.00%, 2/15/14(d)(i)		3,262	3,001,269
VIP Finance (Vimpelcom) 8.375%, 4/30/13(d)		3,985	4,224,100

			7,893,694

Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. LLC 7.00%, 10/01/13		2,350	2,346,461

Consumer Cyclical - Other – 0.2%
Broder Brothers Co. 12.00%, 10/15/13(g)(i)		526	383,651
Sheraton Holding Corp. 7.375%, 11/15/15		1,213	1,253,939
Six Flags Operations, Inc. 12.25%, 7/15/16(d)(h)		423	450,495
Six Flags, Inc. 9.625%, 6/01/14(h)		1,023	328,639
William Lyon Homes, Inc. 10.75%, 4/01/13		2,000	1,410,000

			3,826,724

Consumer Cyclical - Retailers – 0.4%
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		1,600	1,652,000
Limited Brands, Inc. 6.90%, 7/15/17		5,593	5,586,009

			7,238,009

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.5%
Chaoda Modern Agriculture Holdings Ltd. 7.75%, 2/08/10(d)	US$	4,505	$4,437,425
HCA, Inc. 8.50%, 4/15/19(d)		395	425,612
Select Medical Corp. 6.428%, 9/15/15(c)		5,000	4,625,000
7.625%, 2/01/15		250	242,500

			9,730,537

Other Industrial – 0.1%
Central European Distribution Corp. 8.00%, 7/25/12(d)	EUR	62	93,032
RBS Global, Inc. and Rexnord Corp. 11.75%, 8/01/16	US$	2,150	2,128,500
Yioula Glassworks SA 9.00%, 12/01/15(g)	EUR	253	197,665

			2,419,197

Services – 0.0%
West Corp. 11.00%, 10/15/16	US$	150	156,750

Technology – 0.0%
Freescale Semiconductor, Inc. 10.125%, 12/15/16		300	241,500

Transportation - Services – 0.1%
Quality Distribution LLC/ Qd C 11.75%, 11/01/13(d)(i)		1,875	1,500,000

			78,594,682

Financial Institutions – 1.4%
Banking – 0.7%
ABN Amro Bank NV 4.31%, 3/10/16(e)	EUR	6,790	4,745,230
CenterCredit International 8.625%, 1/30/14(d)	US$	2,297	2,165,841
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(e)	EUR	3,550	2,366,433
Dexia Credit Local 4.30%, 11/18/15(e)		4,450	2,870,684
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(e)	US$	1,629	1,107,720
RS Finance (RSB) 7.50%, 10/07/10(d)		386	370,077

			13,625,985

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(h)		3,605	748,037

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.5%
GMAC LLC 6.75%, 12/01/14(d)	US$	6,140	$5,833,000
6.875%, 9/15/11(d)		2,507	2,469,395
8.00%, 11/01/31(d)		2,456	2,210,400

			10,512,795

Insurance – 0.2%
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	4,837,500
Resolution PLC 6.586%, 4/25/16(e)	GBP	50	38,765

			4,876,265

			29,763,082

Total Corporates - Non-Investment Grades (cost $114,050,947)			108,357,764

INFLATION - LINKED SECURITIES – 4.4%
Brazil – 0.1%
Unibanco Grand Cayman 8.70%, 2/11/10(d)	BRL	5,222	2,971,300

United States – 4.3%
U.S. Treasury Notes 2.125%, 1/15/19 (TIPS)(a)	US$	36,750	38,972,262
2.375%, 4/15/11 (TIPS)		46,624	48,000,795

			86,973,057

Total Inflation - Linked Securities (cost $86,037,077)			89,944,357

AGENCIES – 3.2%
Agency Debentures – 3.2%
Federal National Mortgage Association 5.375%, 6/12/17 (cost $61,683,179)		59,222	65,662,985

QUASI-SOVEREIGNS – 3.1%
Quasi-Sovereign Bonds – 3.1%
Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(d)		6,188	6,033,300

Kazakhstan – 0.5%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(d)		9,625	10,298,750

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 2.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(d)	US$	22,568	$22,737,260
7.125%, 1/14/14(d)		12,351	13,061,182
7.75%, 5/29/18(d)		9,905	10,833,594

			46,632,036

Total Quasi-Sovereigns (cost $48,792,649)			62,964,086

BANK LOANS – 3.0%
Industrial – 2.4%
Basic – 0.3%
Flakeboard US GP I/ Flakeboard America Ltd. 7.75%, 7/28/12(c)(i)		1,903	1,160,664
Georgia-Pacific LLC 3.48%-3.505%, 12/23/14(c)		424	420,817
Hexion Specialty Chemicals, Inc. 2.56%, 5/05/13(c)		144	125,922
Huntsman International LLC 1.98%, 4/21/14(c)		430	404,145
Ineos US Finance LLC 7.50%, 12/16/13(c)		377	339,332
8.00%, 12/16/14(c)		377	341,215
John Maneely Co. 3.48%-3.53%, 12/09/13(c)		668	627,299
Lyondell Chemical Company 3.73%, 12/20/13(c)		238	175,533
3.98%, 12/22/14(c)		145	106,779
7.00%, 12/22/14(c)		629	463,344
Lyondell Chemical Company (New Money Dip) 13.00%, 4/06/10(c)(j)		374	389,525
Lyondell Chemical Company (New Roll-Up Dip) 5.79%-6.56%, 4/06/10(c)		374	386,344
Trinidad USA Partnership LLLP 2.735%, 5/01/11(c)		678	593,235

			5,534,154

Capital Goods – 0.1%
Graham Packaging Company, L.P. 2.50%, 10/07/11(c)		88	86,708
6.75%, 4/05/14(c)		880	884,161
Hawker Beechcraft Acquisition 2.23%-2.25%, 3/26/14(c)		202	151,270
2.25%, 3/26/14(c)		12	8,974

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Manitowoc Co., Inc. 7.50%, 11/06/14(c)	US$	455	$442,458
Sequa Corp. 3.51%-3.94%, 12/03/14(c)		397	353,237

			1,926,808

Communications - Media – 0.4%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.75%, 7/03/14(c)		724	656,165
Cequel Communications LLC (Cebridge) 4.76%, 5/05/14(c)		1,250	1,206,950
Charter Communications Operating LLC 2.26%, 3/06/14(c)		1,470	1,376,082
Clear Channel Communications, Inc. 3.88%, 1/29/16(c)		423	345,911
Sunshine Acquisition Limited (HIT Entertainment) 2.53%, 3/20/12(c)		732	627,111
Univision Communications, Inc. 2.50%, 9/29/14(c)		2,500	2,161,875
Wide Open West Finance LLC 2.755%-4.75%, 6/30/14(c)		1,489	1,368,727

			7,742,821

Communications - Telecommunications – 0.1%
Level 3 Financing, Inc. 2.53%, 3/13/14(c)		1,316	1,191,197
Sorenson Communications, Inc. 2.74%, 8/16/13(c)		1,068	1,016,271

			2,207,468

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 3.24%-3.29%, 12/15/13(c)		467	430,271
Visteon Corp. 8.35%, 6/13/13(c)(h)		300	330,918

			761,189

Consumer Cyclical - Entertainment – 0.1%
London Arena and Waterfront Finance, LLC (O2 Arena) 2.74%, 3/08/12(c)		1,246	1,146,697
Metro-Goldwyn-Mayer, Inc. 8.61%, 4/09/12(c)(h)		1,417	905,518

			2,052,215

Consumer Cyclical - Other – 0.2%
Hanesbrands Inc. 5.25%, 12/10/15(c)		500	502,985

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harrah’s Operating Co., Inc. 3.25%-3.28%, 1/28/15(c)	US$	557	$450,881
3.28%, 1/28/15(c)		601	486,783
Las Vegas Sands LLC 2.01%, 5/23/14(c)		1,361	1,188,211
November 2005 Land Investors, LLC (North Las Vegas Consortium)
3.23%, 4/30/10(c)(i)		2,165	10,823
3.73%, 3/31/10(c)(i)		61	12,194
VML US Finance LLC 4.76%, 5/25/12-5/27/13(c)		1,460	1,380,776

			4,032,653

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corp. 2.51%, 5/28/13(c)		284	262,644
Mattress Holding Corp. 2.51%-4.50%, 1/18/14(c)		488	341,270
Neiman Marcus Group, Inc. 2.25%, 4/06/13(c)		1,712	1,542,068
Targus Group International 10.25%, 11/22/12(c)(i)		900	641,719

			2,787,701

Consumer Non-Cyclical – 0.3%
Best Brands Corp. 7.485%, 12/12/12(c)(i)		625	537,483
CHS/Community Health Systems, Inc. 2.505%, 7/25/14(c)		584	552,015
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 4.74%-4.79%, 7/11/14(c)		892	813,458
HCA, Inc. 2.50%, 11/18/13(c)		1,055	1,008,144
HCR Healthcare, LLC 2.73%, 12/22/14(c)		538	500,961
Health Management Associates, Inc. 2.00%, 2/28/14(c)		939	877,644
Onex Carestream Finance LP 5.49%, 10/30/13(c)		1,000	842,750
Wm. Wrigley Jr. Co. 12/17/12(c)(k)		750	749,910

			5,882,365

Energy – 0.1%
Ashmore Energy International 3.23%, 3/30/12(c)		179	163,471
3.25%, 3/30/14(c)		741	674,989
Dalbo, Inc. 7.00%, 8/27/12(c)		531	336,869

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Infrastrux Group, Inc. 8.00%, 11/03/12(c)(i)	US$	1,607	$1,429,944

			2,605,273

Other Industrial – 0.0%
Swift Transportation Co., Inc. 5/12/14(c)(k)		388	352,823

Services – 0.2%
Koosharem Corp. 6/30/14(c)(k)		750	585,000
Sabre, Inc. 2.48%-2.49%, 9/30/14(c)		2,222	1,997,250
ServiceMaster Co. 2.74%-2.76%, 7/24/14(c)		697	628,394
Travelport LLC 2.75%-2.78%, 8/23/13(c)		534	507,903
West Corp. 2.61%, 10/24/13(c)		973	918,040

			4,636,587

Technology – 0.3%
Avaya, Inc. 3.01%, 10/24/14(c)		746	643,875
Dealer Computer Services, Inc. 5.75%, 10/26/13(c)		500	425,000
Dresser, Inc. 2.52%, 5/04/14(c)		949	883,593
First Data Corp. 2.98%-3.00%, 9/24/14(c)		978	866,857
Freescale Semiconductor, Inc. 1.985%, 11/29/13(c)		645	562,786
IPC Systems, Inc. 2.48%-2.50%, 6/02/14(c)		1,818	1,518,061
5.50%, 6/01/15(c)		2,000	1,446,660
Sungard Data Systems, Inc. 1.98%, 2/28/14(c)		34	31,766
3.87%-3.90%, 2/28/16(c)		449	434,767

			6,813,365

Transportation - Airlines – 0.1%
Delta Airlines 3.53%, 4/30/14(c)		993	826,220

			48,161,642

Financial Institutions – 0.4%
Finance – 0.3%
CIT Group, Inc. 13.00%, 1/20/12(c)		5,768	5,957,536
Levlad LLC & Arbonne International LLC 7.75%, 3/08/14(c)		911	200,159

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LPL Holdings 2.00%, 6/28/13(c)	US$	810	$755,892

			6,913,587

Insurance – 0.0%
Asurion Corp. 3.23%-3.27%, 7/03/14(c)		299	284,855

Other Finance – 0.1%
Grosvenor Capital Management Holdings, LLP 2.25%, 12/05/13(c)		904	823,055

REITS – 0.0%
Crescent Resources, LLC 8.36%, 9/07/12(c)(h)		977	441,669
13.50%, 6/10/10(c)		150	150,000

			591,669

			8,613,166

Utility – 0.2%
Electric – 0.2%
FirstLight Power Resources, Inc. 2.75%, 11/01/13(c)		731	670,982
2.81%, 11/01/13(c)		109	100,382
4.81%, 5/01/14(c)		1,000	845,000
GBGH, LLC (US Energy) 4.00%, 6/09/13(c)(l)(m)		286	145,135
12.00%, 6/09/14(c)(i)(l)(m)		89	0
Texas Competitive Electric Holdings Co. LLC 3.73%-3.75%, 10/10/14(c)		1,515	1,224,260
3.75%-3.775%, 10/10/14(c)		985	795,651

			3,781,410

Total Bank Loans (cost $66,602,084)			60,556,218

EMERGING MARKETS - TREASURIES – 2.7%
Colombia – 1.0%
Republic of Colombia 9.85%, 6/28/27(a)	COP	4,287,000	2,428,170
12.00%, 10/22/15		29,313,000	17,585,509

			20,013,679

Turkey – 1.7%
Turkey Government Bond 16.00%, 3/07/12	TRY	46,204	34,855,383

Total Emerging Markets - Treasuries (cost $45,225,484)			54,869,062

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 1.7%
Argentina – 0.5%
Argentina Bonos 7.00%, 10/03/15	US$	125	$104,802
7.82%, 12/31/33	EUR	12,454	10,801,290

			10,906,092

El Salvador – 0.3%
Republic of El Salvador 7.65%, 6/15/35(d)	US$	5,957	5,867,645

Indonesia – 0.9%
Republic of Indonesia 6.625%, 2/17/37(d)		720	705,600
6.75%, 3/10/14(d)		565	618,675
6.875%, 1/17/18(d)		8,285	9,113,500
7.75%, 1/17/38(d)		5,073	5,631,030
8.50%, 10/12/35(d)		801	959,198

			17,028,003

Total Emerging Markets - Sovereigns (cost $29,962,813)			33,801,740

ASSET-BACKED SECURITIES – 1.4%
Credit Cards - Floating Rate – 1.0%
Citibank Omni Master Trust Series 2009-A14A, Class A14 2.983%, 8/15/18(c)(d)+		19,700	19,916,487

Autos - Floating Rate – 0.4%
Wheels SPV LLC Series 2009-1, Class A 1.783%, 3/15/18(c)(d)		8,466	8,567,832

Total Asset-Backed Securities (cost $28,207,552)			28,484,319

EMERGING MARKETS - CORPORATE BONDS – 0.5%
Financial Institutions – 0.3%
Banking – 0.3%
Alfa Bond Issuance PLC 8.625%, 12/09/15		300	287,250
ATF Bank 9.00%, 5/11/16(d)		5,223	4,844,332
Banco BMG SA 9.15%, 1/15/16(d)		400	414,000

			5,545,582

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance - 0.0%
AES El Salvador Trust 6.75%, 2/01/16(d)	US$	350	$310,742

			5,856,324

Industrial – 0.2%
Basic – 0.0%
Evraz Group SA 8.25%, 11/10/15(d)		489	466,995

Consumer Cyclical - Other – 0.0%
Peermont Global Pty Ltd. 7.75%, 4/30/14(d)	EUR	50	62,359

Consumer Non-Cyclical – 0.0%
Foodcorp Ltd. 8.875%, 6/15/12(d)		194	265,594

Energy – 0.2%
Ecopetrol SA 7.625%, 7/23/19	US$	2,899	3,213,542

			4,008,490

Total Emerging Markets - Corporate Bonds (cost $9,963,741)			9,864,814

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Croatia – 0.2%
Republic of Croatia 6.75%, 11/05/19(d)		4,240	4,566,802

Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(d)		5,100	5,192,387

Total Governments - Sovereign Bonds (cost $9,256,896)			9,759,189

CMOS – 0.2%
Non-Agency ARMS – 0.2%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.151%, 12/25/35(e)		3,704	3,366,259

Agency Fixed Rate – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.702%, 11/16/45 (Interest Only)		5,811	186,033

Total CMOs (cost $3,778,944)			3,552,292

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Banking – 0.1%
GMAC, Inc. 7.00%(d)		2,680	$1,766,455

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(e)		125,325	137,857

Total Preferred Stocks (cost $3,669,133)			1,904,312

COMMON STOCK – 0.0%
Broder Brothers Co.(m)(n)		49,472	0
Charter Communications, Inc.(n)		21,350	757,925

Total Common Stock (cost $704,550)			757,925

		Principal Amount (000)
LOCAL GOVERNMENTS - REGIONAL BONDS – 0.0%
Colombia – 0.0%
Bogota Distrio Capital 9.75%, 7/26/28(d) (cost $192,350)	COP	438,000	226,928

		Shares
WARRANTS – 0.0%
Charter Communications, Inc., expiring 11/30/14(n) (cost $56,052)		28,026	175,162

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.08%(o) (cost $14,870,604)		14,870,604	14,870,604

Total Investments – 148.0% (cost $2,905,074,941)			3,010,010,123
Other assets less liabilities – (48.0)%			(976,603,653)

Net Assets – 100.0%			$2,033,406,470

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at December 31, 2009	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Citibank, N.A.:
Qantas Airways Ltd. 5.125%, 6/20/13, 3/20/16*	(1.75)%	1.406%	$5,000	$(96,019)	$	– 0	–	$(96,019)

Sale Contracts:
Citigroup Global Markets Limited:
Federal Republic of Brazil 12.25%, 3/6/30, 8/20/10*	3.09	0.504	1,910	53,787		– 0	–	53,787
Gazprom OAO 5.875-9.625%, 9/27/10-4/28/34, 10/20/10*	1.04	1.306	10,000	(391)		– 0	–	(391)
JPMorgan Chase Bank, N.A.:
Gazprom OAO 5.875-9.625%, 9/27/10-4/28/34, 10/20/10*	1.04	1.306	1,380	(54)		– 0	–	(54)

*	Termination date.

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	2,058	March 2010	$247,486,523	$237,441,750	$10,044,773
U.S. T-Note 10 Yr Futures	2,694	March 2010	318,602,287	311,030,719	7,571,568

					$17,616,341

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 2/10/10	56,239	$50,789,771	$50,332,699	$(457,072)
Brazilian Real settling 1/05/10	35,259	19,642,897	20,252,154	609,257
Brazilian Real settling 1/05/10	35,259	20,249,828	20,252,154	2,326

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Euro settling 1/25/10	2,884	$4,149,917	$4,134,154	$(15,763)
Euro settling 1/26/10(1)	18,847	27,761,907	27,017,889	(744,018)
Euro settling 2/03/10(2)	6,835	9,799,337	9,798,744	(593)
Euro settling 2/03/10(2)	6,850	9,785,184	9,819,520	34,336
Hungarian Forint settling 1/26/10	4,390,443	22,504,703	23,284,320	779,617
Hungarian Forint settling 1/26/10	774,421	3,976,754	4,107,073	130,319
New Zealand Dollar settling 1/21/10	13,947	10,161,550	10,115,574	(45,976)
Norwegian Krone settling 2/22/10	343,209	59,563,147	59,150,684	(412,463)
Polish Zloty settling 2/03/10(3)	57,685	20,946,318	20,106,936	(839,382)
Russian Ruble settling 1/14/10	277,483	9,068,083	9,150,891	82,808
South Korean Won settling 1/14/10(4)	24,542,612	21,188,934	21,070,339	(118,595)

Sale Contracts:
Brazilian Real settling 1/05/10	35,259	20,226,595	20,252,154	(25,559)
Brazilian Real settling 1/05/10	35,259	20,249,828	20,252,154	(2,326)
Brazilian Real settling 2/02/10	35,259	19,521,634	20,130,486	(608,852)
British Pound settling 1/11/10	414	685,560	668,127	17,433
Canadian Dollar settling 1/13/10	10,951	10,311,189	10,471,093	(159,904)
Colombain Peso settling 1/20/10	12,993,502	6,619,544	6,346,033	273,511
Colombain Peso settling 1/27/10	7,213,973	3,651,720	3,523,308	128,412
Colombain Peso settling 1/27/10	16,539,935	8,362,752	8,078,112	284,640
Euro settling 1/25/10	42,386	63,213,787	60,761,502	2,452,285
Euro settling 2/03/10(3)	13,940	20,946,318	19,983,647	962,671
Hungarian Forint settling 1/26/10(1)	5,178,645	27,761,907	27,464,479	297,428
Japanese Yen settling 1/14/10(4)	1,906,074	21,188,933	20,466,670	722,263
Polish Zloty settling 2/03/10(2)	28,754	9,799,337	10,022,572	(223,235)
Polish Zloty settling 2/03/10(2)	28,754	9,785,184	10,022,572	(237,388)
Swiss Franc settling 2/05/10	61,415	61,470,454	59,381,321	2,089,133

(1)	Represents a cross-currency purchase of Euro and a sale of Hungarian Forint.

(2)	Represents a cross-currency purchase of Euro and a sale of Polish Zloty.

(3)	Represents a cross-currency purchase of Polish Zloty and a sale of Euro.

(4)	Represents a cross-currency purchase of South Korean Won and a sale of Japanese Yen.

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at December 31, 2009
Barclays Bank	0.12%	1/06/10	$202,010,100
Deutsche Bank	0.10%	1/05/10	145,952,297
Deutsche Bank	0.12%	1/06/10	102,283,239
ING Financial Markets, LLC	0.13%	1/05/10	173,980,058
Jefferies Group, Inc.	0.07%	1/05/10	72,362,533
Jefferies Group, Inc.	0.12%	1/06/10	202,071,378
JP Morgan Chase	(0.35)%*	12/31/10	2,485,106

			$901,144,711

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $893,655,476.

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $18,196,930.

(c)	Floating Rate Security. Stated interest rate was in effect at December 31, 2009.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate market value of these securities amounted to $280,202,103 or 13.8% of net assets.

(e)	Variable rate coupon, rate shown as of December 31, 2009.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2009.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.1% of net assets as of December 31, 2009, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Gallery Capital SA 10.125%, 5/15/13	5/10/2006	$2,797,578	$994,500	0.05%
Broder Brothers Co. 12.00%, 10/15/13	8/22/2006	1,007,441	383,651	0.02%
Yioula Glassworks SA 9.00%, 12/01/15	1/19/2006	315,943	197,665	0.01%

(h)	Security is in default and is non-income producing.

(i)	Pay-In-Kind Payments (PIK).

(j)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $124,784 and $5,018, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	This position or a portion of this position represents an unsettled loan purchase. At December 31, 2009, the market value and unrealized gain/(loss) of these unsettled loan purchases amounted to $1,687,733 and $(25), respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(l)	Illiquid security.

(m)	Fair valued.

(n)	Non-income producing security.

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $142,867,943.

Currency Abbreviations: BRL – Brazilian Real COP – Colombian Peso EUR – Euro Dollar GBP – Great British Pound RUB – Russian Rouble TRY – New Turkish Lira

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

Glossary:

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

STRIPS – Separate Trading of Registered Interest and Principle of Securities

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,890,204,337)	$2,995,139,519
Affiliated issuers (cost $14,870,604)	14,870,604
Cash	50,908
Foreign currencies, at value (cost $1,853)	1,485
Interest and dividends receivable	37,853,999
Unrealized appreciation of forward currency exchange contracts	8,866,439
Receivable for investment securities sold	3,888,464
Receivable for variation margin on futures contracts	2,081,344
Unrealized appreciation on credit default swap contracts	53,787

Total assets	3,062,806,549

Liabilities
Payable for reverse repurchase agreements	901,144,711
TALF loan payable	120,736,878
Unrealized depreciation of forward currency exchange contracts	3,891,126
Payable for investment securities purchased	2,021,627
Advisory fee payable	1,070,907
Interest expense payable	157,541
Unrealized depreciation on credit default swap contracts	96,464
Administrative fee payable	37,400
Accrued expenses and other liabilities	243,425 (a)

Total liabilities	1,029,400,079

Net Assets	$2,033,406,470

Composition of Net Assets
Common stock, at par	$2,429,117
Additional paid-in capital	2,127,677,609
Distributions in excess of net investment income	(6,124,826)
Accumulated net realized loss on investment and foreign currency transactions	(218,130,041)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	127,554,611

$2,033,406,470

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 242,911,697 shares outstanding)	$8.37

(a)	Includes an amount of $88,458 owed to Lehman Brothers resulting from the termination of credit default swap contracts subsequent to its bankruptcy filing on September 15, 2008.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	29

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment Income
Interest	$147,970,937
Dividends
Affiliated issuers	228,470
Unaffiliated issuers	208,321	$148,407,728

Expenses
Advisory fee (see Note B)	11,831,002
Custodian	230,798
Registration fees	214,294
Printing	159,766
Transfer agency	159,050
Administrative	138,586
Audit	114,134
Directors’ fees	55,313
Legal	24,535
Miscellaneous	63,637

Total expenses before interest expense and TALF administrative fee	12,991,115
Interest expense	4,208,521
TALF administrative fee	223,920

Total expenses		17,423,556

Net investment income		130,984,172

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		58,809,196
Futures contracts		(16,045,194)
Swap contracts		444,735
Foreign currency transactions		(1,504,598)
Net change in unrealized appreciation/depreciation of:
Investments		96,815,287
Futures contracts		67,587,222
Swap contracts		2,306,733
Foreign currency denominated assets and liabilities		7,516,603

Net gain on investment and foreign currency transactions		215,929,984

Net Increase in Net Assets from Operations		$346,914,156

See notes to financial statements.

30	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009		Year Ended December 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$130,984,172		$142,591,228
Net realized gain (loss) on investment and foreign currency transactions	41,704,139		(96,359,688)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	174,225,845		(161,775,619)
Contributions from Adviser (see Note B)	– 0	–	1,062

Net increase (decrease) in net assets from operations	346,914,156		(115,543,017)
Dividends to Shareholders from
Net investment income	(133,524,206)		(151,597,871)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock	2,785,294		– 0	–

Total increase (decrease)	216,175,244		(267,140,888)
Net Assets
Beginning of period	1,817,231,226		2,084,372,114

End of period (including distributions in excess of net investment income of ($6,124,826) and ($13,533,883), respectively)	$2,033,406,470		$1,817,231,226

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	31

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended December 31, 2009

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$130,325,055
Interest expense paid	(4,744,823)
Operating expenses paid	(13,501,050)

Net increase in cash from operating activities		$112,079,182
Investing Activities:
Purchases of long-term investments	(4,474,039,878)
Proceeds from disposition of long-term investments	4,362,102,409
Sales of short-term investments, net	14,361,546
Proceeds from swap contracts	444,735
Variation margin received on futures contracts	60,610,215

Net decrease in cash from investing activities		(36,520,973)
Financing Activities:
Cash dividends paid	(148,925,166)
Effect of exchange rate on cash	8,734,493
Decrease in loans payable	(279,263,122)
Increase in reverse repurchase agreements	339,999,577

Net decrease in cash from financing activities		(79,454,218)

Net decrease in cash		(3,896,009)
Cash at beginning of period		3,948,402

Cash at end of period		$52,393

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$346,914,156
Adjustments:
Increase in interest and dividends receivable	$(6,775,084)
Net accretion of bond discount and amortization of bond premium	(11,316,536)
Inflation Index Income	8,947
Decrease in interest payable	(536,302)
Decrease in accrued expenses	(286,015)
Net realized gain on investment and foreign currency transactions	(41,704,139)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(174,225,845)

Total adjustments		(234,834,974)

Net increase in cash from operating activities		$112,079,182

See notes to financial statements.

32	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a

ALLIANCEBERNSTEIN INCOME FUND •	33

Notes to Financial Statements

daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing indications, (ii) obtains inputs from third party valuation providers (where loans have traded in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The Fund has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.5). As of December 31, 2009, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Governments – Treasuries	$—	$1,762,350,438	$—	$1,762,350,438
Mortgage Pass-Thru's	—	261,329,955	—	261,329,955
Commercial Mortgage-Backed Securities	—	205,386,772	19,811,262	225,198,034
Corporates – Investment Grades	—	207,383,298	7,996,641	215,379,939
Corporates – Non-Investment Grades	—	108,357,764	—	108,357,764
Inflation-Linked Securities	—	86,973,057	2,971,300	89,944,357
Agencies	—	65,662,985	—	65,662,985
Quasi-Sovereigns	—	62,964,086	—	62,964,086
Bank Loans	—	—	60,556,218	60,556,218
Emerging Markets – Treasuries	—	54,869,062	—	54,869,062
Emerging Markets – Sovereigns	—	33,801,740	—	33,801,740
Asset-Backed Securities	—	28,484,319	—	28,484,319
Emerging Markets – Corporate Bonds	—	9,450,814	414,000	9,864,814
Governments – Sovereign Bonds	—	9,759,189	—	9,759,189
CMOs	—	186,033	3,366,259	3,552,292
Preferred Stocks	—	1,904,312	—	1,904,312
Common Stock	757,925	—	—	757,925
Local Governments – Regional Bonds	—	—	226,928	226,928
Warrants	175,162	—	—	175,162
Short-Term Investments	14,870,604	—	—	14,870,604

Total Investments in Securities	15,803,691	2,898,863,824	95,342,608	3,010,010,123
Other Financial Instruments*:
Assets	17,616,341	8,920,226	—	26,536,567
Liabilities	—	(3,987,590)	—	(3,987,590)
TALF Loans			(120,736,878)	(120,736,878)

Total	$33,420,032	$2,903,796,460	$(25,394,270)	$2,911,822,222

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN INCOME FUND •	35

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Governments - Treasuries	Commercial Mortgage- Backed Securities	Corporates - Investment Grades	Corporates - Non-Investment Grades
Balance as of 12/31/08	$52,399,223	$53,633	$8,477,461	$4,356,119
Accrued discounts/premiums	(16,257)	67,451	123,432	—
Realized gain (loss)	923,824	—	(24,436)	—
Change in unrealized appreciation/depreciation	885,851	5,168,582	4,306,059	—
Net purchases (sales)	(11,454,192)	—	(123,282)	—
Net transfers in and/or out of Level 3	(42,738,449)	14,521,596	(4,762,593)	(4,356,119)

Balance as of 12/31/09	$—	$19,811,262	$7,996,641	$—

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$—	$5,168,582	$4,306,059	$—

	Inflation- Linked Securities	Quasi- Sovereigns	Bank Loans	Emerging Markets - Treasuries
Balance as of 12/31/08	$2,107,845	$15,178,100	$59,085,336	$27,032,574
Accrued discounts /premiums	6,113	267,416	500,078	—
Realized gain (loss)	1,391	—	(13,741,390)	—
Change in unrealized appreciation/depreciation	899,663	1,440,669	34,490,753	—
Net purchases (sales)	(43,712)	(16,716,325)	(19,778,559)	—
Net transfers in and/or out of Level 3	—	(169,860)	—	(27,032,574)

Balance as of 12/31/09	$2,971,300	$—	$60,556,218	$—

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$899,663	$—	$21,313,913	$—

36	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

	Emerging Markets - Sovereigns	Governments - Sovereign Bonds	Emerging Markets - Corporate Bonds	CMOs
Balance as of 12/31/08	$50,307,107	$5,294,648	$2,310,668	$4,513,739
Accrued discounts/premiums	308,098	(1,027)	573	12,183
Realized gain (loss)	(8,942,934)	533,222	—	142,835
Change in unrealized appreciation/depreciation	12,429,144	(769,101)	165,427	795,538
Net purchases (sales)	(46,703,911)	(5,057,742)	—	(2,098,036)
Net transfers in and/or out of Level 3	(7,397,504)	—	(2,062,668)	—

Balance as of 12/31/09	$—	$—	$414,000	$3,366,259

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$—	$—	$165,427	$795,538

	Common Stock**	Local Governments - Regional Bonds	TALF Loans	Total
Balance as of 12/31/08	$—	$158,313	$—	$231,274,766
Accrued discounts/premiums	—	274	—	1,268,334
Realized gain (loss)	—	—	—	(21,107,488)
Change in unrealized appreciation/depreciation	—	68,341	—	59,880,926
Net purchases (sales)	—	—	(120,736,878)	(222,712,637)
Net transfers in and/or out of Level 3	—	—	—	(73,998,171)

Balance as of 12/31/09	$—	$226,928	$(120,736,878)	$(25,394,270)

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$—	$68,341	$—	$32,717,523

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Fund held a security with zero market value at period end.

ALLIANCEBERNSTEIN INCOME FUND •	37

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

38	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap contracts, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis). Prior to February 12, 2007 the advisory fee could not exceed in the aggregate 1/12th of .95% of the Fund’s average weekly net assets during the month (approximately .95% on an annual basis).

During the year ended December 31, 2008, the Adviser reimbursed the Fund $1,062 for trading losses incurred due to a trade entry error.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 2009, the Fund reimbursed ABIS $4,390 for such cost.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended December 31, 2009, such fee amounted to $138,586.

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2009 (000)	Dividend Income (000)
$ 29,232	$1,370,952	$1,385,313	$14,871	$228

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$436,285,025	$560,781,822
U.S. government securities	4,039,159,930	3,693,779,504

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$2,913,294,479

Gross unrealized appreciation	$145,707,238
Gross unrealized depreciation	(48,991,594)

Net unrealized appreciation	$96,715,644

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Fund bears the market risk that arises from

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Fund had no transactions in written options.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Fund may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At December 31, 2009, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $13,290,000, with net unrealized appreciation of $53,342, and terms of less than 1 year, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of December 31, 2009, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of December 31, 2009, the Fund had credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $96,464 at December 31, 2009.

At December 31, 2009, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$8,866,439		Unrealized depreciation of forward currency exchange contracts	$3,891,126

Credit contracts	Unrealized appreciation on credit default swap contracts	53,787		Unrealized depreciation on credit default swap contracts	96,464

Interest rate contracts	Receivable for variation margin on futures contracts	17,616,341	*		—

Total		$26,536,567			$3,987,590

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended December 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$9,992,104	$6,899,175

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	444,735	2,306,733

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(16,045,194)	67,587,222

Total		$(5,608,355)	$76,793,130

For the year ended December 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $289,841,533, average monthly notional amount of credit default swaps was $22,653,846 and average monthly original value of futures contracts was $648,096,199.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended December 31, 2009, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended December 31, 2009, the average amount of reverse repurchase agreements outstanding was $808,839,833 and the daily weighted average interest rate was 0.07%. During the period, the Fund received net interest payment from counterparties.

5. Term Asset-Backed Securities Loan Facility

The Fund participates in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Fund’s records. The Fund agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Fund is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund pays a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Fund to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should a Fund be unable to repay a loan. Additionally, there is the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

which a Fund remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Fund will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

For the year ended December 31, 2009, the average amount of TALF loans outstanding for the Fund was $40,471,193 and the weighted average interest rate was 2.83%.

NOTE D

Common Stock

During the year ended December 31, 2009, the Fund issued 355,103 shares in connection with the Fund’s dividend reinvestment plan. During the year ended December 31, 2008, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Bank Borrowing

During the reporting period, the Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale (“SG”) as Administrative Agent, and Barton Capital Corporation (“Barton”) as lender. The Fund terminated the credit facility, which had a maximum limit of $400 million, on May 22, 2009. Under the SG program, Barton funded advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor’s Ratings Services and P-1 by Moody’s Investors Service, Inc. The collateral value had to be at least 171% of outstanding borrowings. The borrowings under the SG program were secured by the pledging of the Fund’s portfolio securities as collateral. The interest rate on the Fund’s borrowings was based on the interest rate carried by the commercial paper. For the period beginning January 1, 2009 through May 22, 2009, the weighted average annual interest rate was 1.26% and the average borrowings were $400,000,000.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through the investment techniques of reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future, through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The Fund may also utilize leverage through the use of the Term Asset-Backed Securities Facility.

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$133,524,206	$151,597,871

Total taxable distributions	133,524,206	151,597,871

Total distributions paid	$133,524,206	$151,597,871

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,571,781
Accumulated capital and other losses	(201,058,131	)(a)
Unrealized appreciation/(depreciation)	96,786,095	(b)

Total accumulated earnings/(deficit)	$(96,700,255)

(a)

On December 31, 2009, the Fund had a net capital loss carryforward of $184,353,776 of which $137,668,099 expires in the year 2010, $3,846,510 expires in the year 2014, $8,931,557 expires in the year 2016 and $33,907,610 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with ACM Government Securities Fund, ACM Government Spectrum Fund, and ACM Government Opportunity Fund may apply. In addition, the Fund had $48,113,872 of capital loss carryforward which expired in the fiscal year ended December 31, 2009. For the year ended December 31, 2009, the Fund deferred losses on straddles of $10,954,381. Net capital losses and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund deferred to January 1, 2010, post October capital loss of $5,749,974.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains and losses, tax treatment of swap income, tax treatment of paydown losses, the tax treatment of bond premium, consent fee reclassification and the expiration of a capital loss carryforward resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions and a net decrease to additional paid in capital. These reclassifications had no effect on net assets.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly,

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 26, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Year Ended December 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.49	$ 8.59	$ 8.31	$ 8.25	$ 8.27

Income From Investment Operations
Net investment income(a)	.54	.59	.57	.60	.66
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89	(1.06)	.44	.08	– 0	–
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.43	(.47)	1.01	.68	.66

Less: Dividends
Dividends from net investment income	(.55)	(.63)	(.73)	(.62)	(.68)

Net asset value, end of period	$ 8.37	$ 7.49	$ 8.59	$ 8.31	$ 8.25

Market value, end of period	$ 8.25	$ 7.08	$ 8.05	$ 8.14	$ 8.28

Premium/(Discount), end of period	(1.43)%	(5.47)%	(6.29)%	(2.05)%	.36%
Total Return
Total investment return based on:(c)
Market value	25.09%	(4.64)%	8.01%	6.10%	10.18%
Net asset value	19.97%	(5.46	)%*	12.89	%*	8.71%	8.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,033,406	$1,817,231	$2,084,372	$1,907,332	$1,889,926
Ratio to average net assets of:
Expenses	.91%	2.02%	3.35%	3.47%	2.46%
Expenses, excluding interest expense and TALF administration fee(d)	.68%	.72%	.71%	.74%	.79%
Expenses, excluding interest expense(d)	.69%	.72%	.71%	.74%	.79%
Net investment income	6.84%	7.15%	6.74%	7.35%	7.99%
Portfolio turnover rate	153%	51%	90%	177%	160%
Asset coverage ratio(e)	N/A	530%	589%	529%	443%
Bank borrowing outstanding (in millions)(e)	$– 0	–	$400	$400	$400	$400

See footnote summary on page 54.

ALLIANCEBERNSTEIN INCOME FUND •	53

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	Excludes net interest expense of .22%, 1.30%, 2.64%, 2.73% and 1.67%, respectively, on borrowings.

(e)	The Fund participated in a credit facility which was terminated on May 22, 2009.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2008 and December 31, 2007 by 0.33% and 1.69%, respectively.

See notes to financial statements.

54	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Income Fund, Inc. at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2010

ALLIANCEBERNSTEIN INCOME FUND •	55

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

83.8% of the ordinary income dividends paid by the Fund during the fiscal year ended December 31, 2009 qualify as “interest related dividends” for non-U.S. shareholders.

56	• ALLIANCEBERNSTEIN INCOME FUND

Tax Information

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

ALLIANCEBERNSTEIN INCOME FUND •	57

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

58	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Robert M. Keith
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner (1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 29, 2009, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

ALLIANCEBERNSTEIN INCOME FUND •	59

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, DATE OF BIRTH (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith 49 (2008) President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** and Head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2005.	5	None

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ++ 77 (1998) Chairman of the Board	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

60	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

NAME, ADDRESS*, DATE OF BIRTH (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 68 (1998)	Consultant. Formerly President of Save Venice, Inc. (preservation organization) from 2001-2002, a Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

ALLIANCEBERNSTEIN INCOME FUND •	61

Management of the Fund

NAME, ADDRESS*, DATE OF BIRTH (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group from 1995-2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

++	Member of the Fair Value Pricing Committee.

62	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND DATE OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	See above.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L .P. since prior to 2005.

Paul J. DeNoon 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Gershon Distenfeld 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2005.

Michael L. Mon 40	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2005.

Douglas J. Peebles 44	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2005.

Matthew S. Sheridan 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”), with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN INCOME FUND •	63

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 3-5, 2009.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the

64	• ALLIANCEBERNSTEIN INCOME FUND

Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable under the Advisory and Administration Agreements, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis). The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

ALLIANCEBERNSTEIN INCOME FUND •	65

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and information prepared by the Adviser showing performance of the Fund as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2009 and (in the case of comparisons with the Index) the since inception period (August 1987 inception). The directors noted that the Fund was 1st out of 4 of the Performance Group for the 1-, 3- and 5-year periods and 1st out of 2 of the Performance Group for the 10-year period, and that the Fund lagged the Index (which, they noted, is unleveraged) in the 1-year period but outperformed the Index in all other periods reviewed. The directors recognized that the Fund’s relatively unusual investment style, which differs from that of the other funds in the Performance Group and from the Index, and the fact that there are only a small number of other funds in the Fund’s Lipper category, made performance comparisons of limited utility. The directors also noted the Fund’s absolute return over time. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (advisory fees paid to the Adviser and the administration fees currently paid to the Administrator) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such fee reductions since 2004.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type

66	• ALLIANCEBERNSTEIN INCOME FUND

that the Fund invests in (i.e., fixed-income taxable securities). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year total management fee rate of 65.1 basis points (combined advisory fee paid to the Adviser plus the administration fee paid to the Administrator) was lower than the Expense Group and the Expense Universe medians. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors further noted that the Advisory Agreement provides for a maximum fee rate of 80 basis points, and that the Advisory Agreement reflected reductions in the fee rate calculated based on the Fund’s daily gross income and the maximum fee rate requested by the directors in the past. The directors also noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians, but that this was attributable primarily to the Fund’s interest expense, which in turn reflected the Fund’s use of significant leverage. The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized. The directors took account of the fact that the Fund’s net assets had increased modestly by the acquisition of a much smaller fund, ACM Government Opportunity Fund, Inc., effective January 26, 2007.

ALLIANCEBERNSTEIN INCOME FUND •	67

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

68	• ALLIANCEBERNSTEIN INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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AllianceBernstein Family of Funds

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Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0151-1209

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Gary L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation

		Audit Fees	Audit -Related Fees	Tax Fees
AB Income	2008	$80,200	$6,373	$35,114
	2009	$68,902	$10,000	$19,692

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Income	2008	$879,179	$186,254
			$(151,140)
			$(35,114)
	2009	$962,264	$273,538
			$(253,846)
			$(19,692)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr D. James Guzy	Nancy P. Jacklin Gary L. Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of and investment decisions for the Fund are made by a team of investment professionals consisting of Messrs. Paul J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles and Matthew S. Sheridan.

The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul J. DeNoon; since 2002–Senior Vice President of the Adviser and Director of Emerging Market Debt	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2005 and Director of Emerging Market Debt.

Gershon Distenfeld; since 2006–Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

Douglas J. Peebles; since 2002–Executive Vice President of the Adviser, Chief Investment Officer and Co-Head of Fixed-Income	Executive Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2005, and Chief Investment Officer and Co-Head of Fixed Income.

Matthew S. Sheridan; since 2008–Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2009.

REGISTERED INVESTMENT COMPANIES

(excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul J. DeNoon	15	$6,428,000,000	1	12
Gershon Distenfeld	27	$2,300,000,000	None	None
Douglas J. Peebles	79	$19,663,000,000	None	None
Matthew S. Sheridan	12	$6,257,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-based Fees
Paul J. DeNoon	28	$19,391,000,000	1	$167,000,000
Gershon Distenfeld	29	$642,000,000	None	None
Douglas J. Peebles	106	$29,754,000,000	1	$3,583,000,000
Matthew S. Sheridan	23	$18,328,000,000	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul J. DeNoon	55	$18,940,000,000	4	$2,102,000,000
Gershon Distenfeld	38	$4,678,000,000	None	None
Douglas J. Peebles	320	$76,290,000,000	12	$4,884,000,000
Matthew S. Sheridan	49	$18,012,000,000	4	$2,102,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Prior to 2009, investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, all deferred awards were in the form of the Adviser’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended December 31, 2009 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul J. DeNoon	None
Gershon Distenfeld	None
Douglas J. Peebles	None
Matthew S. Sheridan	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser’s Master Limited Partnership Units.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date:  February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date:  February 26, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:  February 26, 2010